SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      November 8, 2001
                                                  ------------------------------


                                NBT Bancorp Inc.
  ----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-14703                    16-1268674
--------------------------------------------------------------------------------
   (State or Other Jurisdiction     (Commission                (IRS Employer
         of Incorporation)          File Number)          Identification Number)


   52 South Broad Street, Norwich, New York                    13815
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code        607/337-2265
                                                   -------------------



                                      N/A
                                      ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On November 8, 2001, NBT Bancorp Inc., parent company of NBT Bank, N.A., and CNB Financial Corp., parent company of Central National Bank, Canajoharie, completed their merger. The merger results in NBT being the surviving holding company. In the merger, NBT issued 1.2 shares of NBT common stock for each share of CNB Financial common stock or approximately 8.7 million shares of NBT common stock to the former stockholders of CNB Financial. Three members of the board of directors of CNB Financial, Messrs. Van Ness Robinson, John P. Woods, Jr., and Joseph A. Santangelo, have become members of the NBT Board of Directors. The merger is accounted for as a pooling of interests and qualifies as a tax-free exchange for the former CNB Financial stockholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements.

         (1) The audited consolidated financial statements of CNB Financial Corp. as of December 31, 2000 and 1999 and for each of the years in the three-year period ended December 31, 2000, and the independent auditors' report thereon dated January 26, 2001, previously included in CNB Financial Corp.'s Annual Report on Form 10-K for the year ended December 31, 2000, are hereby incorporated by reference (file number 0-23730).

         (2) The unaudited consolidated interim financial statements of CNB Financial Corp. as of June 30, 2001 and 2000 and for the six month period then ended, previously included in CNB Financial Corp.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, are hereby incorporated by reference (file number 0-23730).

         (b)  Pro Forma Financial Information.

         (1) The unaudited pro forma condensed combined balance sheet of NBT Bancorp Inc. as of June 30, 2001 and the unaudited pro forma condensed combined income statements of NBT Bancorp Inc. for the six months ended June 30, 2001 and 2000 and the years ended December 31, 2000, 1999 and 1998 and notes thereto, giving effect to the merger under the pooling of interests method of accounting, were set forth on pages 57-64 of NBT Bancorp Inc's Joint Proxy/Prospectus Statement contained in its Registration Statement on Form S-4/A (No. 333-66472) filed with the Securities and Exchange Commission on August 27, 2001, and are hereby incorporated by reference.

         (c) Exhibits. The following exhibits are filed herewith or incorporated by reference as part of this report:

2.1 Agreement and Plan of Merger, dated as of June 19, 2001, by and among NBT Bancorp Inc., NBT Bank, National Association, CNB Financial Corp. and Central National Bank, Canajoharie, is incorporated by reference to Appendix A to the Joint Proxy/Prospectus Statement contained in the Registration Statement of NBT on Form S-4\A (No. 333-66472), filed with the Securities and Exchange Commission on August 27, 2001.

23.1       Consent of KPMG LLP.

99.1  Press release, dated November 9, 2001.

                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NBT BANCORP INC.


                                          By:  /s/ Michael J. Chewens
                                               Name: Michael J. Chewens
                                               Title: Executive Vice President

Date: November 9, 2001

                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger, dated as of June 19, 2001, by and among NBT Bancorp Inc., NBT Bank, National Association, CNB Financial Corp. and Central National Bank, Canajoharie, is incorporated by reference to Appendix A to the Joint Proxy/Prospectus Statement contained in the Registration Statement of NBT on Form S-4\A (No. 333-66472), filed with the Securities and Exchange Commission on August 27, 2001.

23.1     Consent of KPMG LLP.

99.1     Press release, dated November 9, 2001.